ALPS ETF TRUST

RiverFront Strategic Income Fund (NYSE ARCA: RIGS)

(the “Fund”)

SUPPLEMENT DATED MAY 20, 2026

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF
ADDITIONAL INFORMATION (“SAI”), EACH DATED MARCH 31, 2026, AS
SUPPLEMENTED

***

Effective May 21, 2026, RiverFront Investment Group, LLC (“RiverFront”), will cease to serve as sub-adviser to the Fund and ALPS Advisors, Inc., the Fund’s investment adviser, will assume all responsibility for selecting the Fund’s investments. Accordingly, each of the following changes will take effect on May 21, 2026:

All references to the Fund’s name in the Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with the following:

ALPS Strategic Income Fund

The Fund’s NYSE Arca ticker symbol, RIGS, will remain the same.

All applicable references to “RiverFront Investment Group, LLC”, “RiverFront” or the “Sub-Adviser” are hereby deleted and/or replaced with “ALPS Advisors” or the “Adviser,” as applicable.

The section entitled “PORTFOLIO MANAGERS” in the Summary Prospectus and Prospectus is hereby deleted and replaced with the following information:

Chris Proctor, CFA, Director of Fixed Income of ALPS Advisors, and Ryan Mischker, Senior Vice President, Portfolio Management & Research, of ALPS Advisors, have been portfolio managers of the Fund since May 21, 2026.

The section entitled “Portfolio Management” in the Prospectus is hereby deleted and replaced with the following information:

Portfolio Management

The Adviser furnishes an investment program for the Fund, manages the investment portfolio of the Fund and directs the purchase and sale of the Fund’s investment securities.

The portfolio managers are primarily responsible for the day-to-day operation of the Fund. The individuals listed below are members of the investment management team at ALPS Advisors that manages the Fund’s investments and reinvestment of assets. As described below, each member has a different role on the team, and decisions as to the purchases and sales of securities are considered by the relevant members of the team as indicated below.

Chris Proctor, CFA

Mr. Proctor is the Director of Fixed Income of the Adviser and has served as portfolio manager of the Fund since May 21, 2026. Prior to his association with the Adviser, Mr. Proctor was a Senior Vice President, Portfolio Manager for OppenheimerFunds from 2008 to 2019. Mr. Proctor holds a B.A. in Economics from Trinity University.

Ryan Mischker

Mr. Mischker is the Senior Vice President, Portfolio Management & Research, of the Adviser and has served as portfolio manager of the Fund since May 21, 2026. Prior to his association with the Adviser, Mr. Mischker served as Compliance Manager of ALPS, where he was primarily responsible for managing all post-trade monitoring for IRS, SEC and registration statement investment guidelines and restrictions. Mr. Mischker has over 20 years of financial services experience and graduated from the University of Northern Colorado with a B.S. in Finance and a B.A. in Economics.

The Statement of Additional Information provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities of the Fund.

The following is added as a footnote to Chirs Proctor’s name in the “Other Accounts Managed by the Portfolio Managers; Compensation of the Portfolio Managers” table in the SAI:

*Effective May 21, 2026, Chris Proctor manages ALPS Strategic Income Fund. Information for Chris Proctor remains unchanged as of May 21, 2026.

The following is added as a footnote to Chirs Proctor’s name in the “Securities Ownership of the Portfolio Managers” table in the SAI:

*Effective May 21, 2026, Chris Proctor manages ALPS Strategic Income Fund. The dollar range of ALPS Strategic Income Fund shares beneficially owned by Chris Proctor as of May 21, 2026 is None.

Effective May 21, 2026, the Fund’s unitary management fee will change. Accordingly, each of the following changes will take effect on May 21, 2026:

The section entitled “FEES AND EXPENSES OF THE FUND” in the Summary Prospectus and Prospectus is hereby deleted and replaced with the following information:

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees(1)	0.45%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.45%

(1)	Restated to reflect current fees.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then hold or redeem all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year.

	One Year	Three Years	Five Years	Ten Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$46	$144	$252	$567

The disclosure in the second paragraph under the heading “INVESTMENT ADVISORY SERVICES—Investment Adviser” in the Prospectus is hereby deleted and replaced with the following information:

Pursuant to the Advisory Agreement, the Fund pays the Adviser an annual unitary fee for the services and facilities it provides equal to 0.45% of the Fund’s average daily net assets. From time to time, the Adviser may waive all or a portion of its fee. The Adviser’s unitary management fee is designed to pay substantially all the Fund’s expenses and to compensate the Adviser for providing services for the Fund.

The information with respect to the Fund in the chart under the section entitled “Investment Advisory Agreement” of the Fund’s SAI, including footnote 3 to the chart, is hereby deleted and replaced with the following information:

Fund	Advisory Fee
ALPS Strategic Income Fund	0.45%

Corresponding changes are hereby made to all other sections of the Fund’s Summary Prospectus, Prospectus and SAI, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE